POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Colleen Haley or Carol Nairn, signing singly, the undersigned?s true and lawful attorney in fact to:

(1)	execute for and on behalf of the
 undersigned, in the undersigned?s capacity as an officer and/or director of Fidelity
National Financial, Inc. (the ?Company?), a Form 3 (Initial Statement of Beneficial
 Ownership of Securities), Form 4
(Statement of Changes in Beneficial
 Ownership), and/or Form 5 (Annual
Statement of Changes in Beneficial
Ownership), in accordance with Section
 16(a) of the Securities Exchange Act
of 1934 and the rules thereunder;

(2)	do and perform any and all
acts for and on behalf of the undersigned
 which may be necessary or desirable to
complete and execute such Form(s) and to timely file such Form(s) with the United
 States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any
type whatsoever in connection with the
 foregoing which, in the opinion of
such attorney in fact, may be of benefit
 to, in the best interest of, or legally
required by, the undersigned, it being
understood that the documents executed
 by such attorney in fact on behalf of
 the undersigned pursuant to this Power
 of Attorney shall be in such form and
shall contain such terms and conditions
as such attorney in fact may approve in
 such attorney in fact?s discretion.
The undersigned hereby grants to such
 attorney in fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of
any of the rights and powers herein
granted, as fully to all intents and
purposes as the undersigned might or
could do if personally present, with
full power of substitution or revocation, hereby ratifying and confirming all that such attorney in fact, or such attorney in fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the
undersigned?s responsibility to comply with
 Section 16 of the Securities Exchange
Act of 1934.
This Power of Attorney shall remain


in full force and effect until revoked
 by the undersigned in a signed
writing delivered to the foregoing
attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of Attorney
to be executed as of this _________
day of ____________________, 2014.
							____________________________

/s/ Peter T. Sadowski